United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 26, 2009

(Date of Report – Date of earliest event reported)

DayStar Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34052	84-1390053
(State or other jurisdiction of incorporation)	(Commission file Number)	(I.R.S. Employer Identification No.)

2972 Stender Way Santa Clara, California	95054
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 907-4600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On June 26, 2009, DayStar Technologies, Inc., or the Company, issued grants of restricted stock units, or RSUs, pursuant to the DayStar Technologies, Inc. Amended and Restated 2006 Equity Incentive Plan, or Plan, to the Company’s employees and consultants, including grants of 250,000 RSUs to each of the following executive officers of the Company: Robert Aldrich, interim Chief Executive Officer, William Steckel, Chief Financial Officer, Ratson Morad, President and Chief Operating Officer, and Robert Weiss, Chief Technology Officer. The RSUs granted to the executive officers will vest, and the shares thereunder will be deliverable, on February 28, 2010, subject to each such officer’s Continuous Service (as defined in the Plan) on that date. Upon a Change of Control (as defined in the Plan), excluding a dissolution or liquidation of the Company, the vesting of the RSUs granted to such executive officers will automatically accelerate in full. The form of restricted stock unit agreement for grants made to employees and consultants is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

On June 26, 2009, the Company also issued grants of 50,000 RSUs to each non-employee director of the Company in lieu of meeting fees and quarterly cash retainers that would be payable under the Company’s current policy for the period beginning with the third fiscal quarter of 2009 and ending with the second fiscal quarter of 2010. The RSUs granted to the non-employee directors will vest, and the shares thereunder will be deliverable, on June 30, 2010, subject to each such director’s Continuous Service on that date. Upon a change in control of the Company, excluding a dissolution or liquidation of the Company, the vesting of the RSUs granted to such directors will automatically accelerate in full. The form of restricted stock unit agreement for grants made to non-employee directors is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

This description is qualified in its entirety by reference to the copy of the Plan listed hereto as Exhibit 10.3 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
10.1	Form of Restricted Stock Unit Agreement for Employees and Consultants

10.2	Form of Restricted Stock Unit Agreement for Non-Employee Directors

10.3	DayStar Technologies, Inc. Amended and Restated 2006 Equity Incentive Plan (1)

(1)	Filed as an exhibit to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 26, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAYSTAR TECHNOLOGIES, INC.

/s/ William S. Steckel
William S. Steckel
Chief Financial Officer

Dated: July 2, 2009

EXHIBIT INDEX

Exhibit Number	Description
10.1	Form of Restricted Stock Unit Agreement for Employees and Consultants

10.2	Form of Restricted Stock Unit Agreement for Non-Employee Directors

10.3	DayStar Technologies, Inc. Amended and Restated 2006 Equity Incentive Plan (1)

(1)	Filed as an exhibit to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 26, 2008.